EXHIBIT 99.1
------------

                      AMLI RESIDENTIAL PROPERTIES TRUST
                        FINANCIAL AND OPERATING DATA
                              December 31, 1998


            1.    Funds from Operations

            2.    Statements of Operations

            3.    Balance Sheets

            4.    Selected Financial Information

            5.    Debt

            6.    Debt Maturities

            7. Same Community Comparison - Wholly-Owned - three months ended December 31, 1998 and 1997

            8. Same Community Comparison - Wholly-Owned - year ended December 31, 1998 and 1997

            9. Same Community Comparison - Wholly-Owned & Co-Invest-ments - three months ended December 31, 1998 and 1997

            10. Same Community Comparison - Wholly-Owned & Co-Invest-ments - year ended December 31, 1998 and 1997

            11.   Property Information

            12.   Property EBITDA

            13.   Development Activities

AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                               THREE MONTHS ENDED                YEAR ENDED
                                                                   DECEMBER 31,                  DECEMBER 31,
                                                             -----------------------       -----------------------
                                                              1998            1997           1998           1997
                                                             --------       --------       -------        --------
REVENUES
--------
Property revenues:
  Rental . . . . . . . . . . . . . . . . . . . . . . .       $ 26,877       $ 22,483       $101,892       $ 80,479
  Other. . . . . . . . . . . . . . . . . . . . . . . .          1,583          1,178          5,937          4,339
                                                             --------       --------       --------       --------
      Total Property Revenues. . . . . . . . . . . . .         28,460         23,661        107,829         84,818
                                                             --------       --------       --------       --------
Property operating expenses. . . . . . . . . . . . . .        (10,412)        (8,861)       (40,895)       (32,796)
Property management fees . . . . . . . . . . . . . . .           (711)          (600)        (2,698)        (2,147)
                                                             --------       --------       --------       --------
      Property expenses. . . . . . . . . . . . . . . .        (11,123)        (9,461)       (43,593)       (34,943)

      Operating expense ratio. . . . . . . . . . . . .          39.1%          40.0%          40.4%          41.2%
                                                             --------       --------       --------       --------
      Net operating income . . . . . . . . . . . . . .         17,337         14,200         64,236         49,875
                                                             --------       --------       --------       --------
OTHER INCOME
------------
  Share of Service Cos. FFO (1). . . . . . . . . . . .            145           (156)           267            104
  Interest from Service Companies (2). . . . . . . . .            892            318          2,893          1,047
  Other interest . . . . . . . . . . . . . . . . . . .            428            122          1,272            521
  Share of partnerships FFO (3). . . . . . . . . . . .          1,814          1,017          5,962          3,408
  Fee income - financing, acquisitions and
    dispositions . . . . . . . . . . . . . . . . . . .             81            144             81            281
  Fee income - developments. . . . . . . . . . . . . .            507            277          2,526          1,451
  Fee income - asset management. . . . . . . . . . . .            151            151            603            606
  Other. . . . . . . . . . . . . . . . . . . . . . . .              2             43            113            320
                                                             --------       --------       --------       --------
      Total other income . . . . . . . . . . . . . . .          4,020          1,916         13,717          7,738
General and administrative (4) . . . . . . . . . . . .         (1,190)          (697)        (3,993)        (2,850)
                                                             --------       --------       --------       --------
EBITDA . . . . . . . . . . . . . . . . . . . . . . . .         20,167         15,419         73,960         54,763
                                                             --------       --------       --------       --------
Interest expense . . . . . . . . . . . . . . . . . . .         (5,270)        (3,844)       (20,263)       (11,995)
Amortization of deferred costs . . . . . . . . . . . .           (101)          (161)          (465)          (596)
                                                             --------       --------       --------       --------
    Funds from operations (FFO). . . . . . . . . . . .        $14,796         11,414         53,232         42,172
                                                             --------       --------       --------       --------




AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                               THREE MONTHS ENDED                YEAR ENDED
                                                                   DECEMBER 31,                  DECEMBER 31,
                                                             -----------------------       -----------------------
                                                               1998           1997           1998           1997
                                                             --------       --------       -------        --------

Capital expenditures paid from FFO (5) . . . . . . . .           (962)          (618)        (3,991)        (3,323)
Other - share of Co-Investments Cap Exp. . . . . . . .            (62)           (44)          (330)          (198)
                                                             --------       --------       --------       --------
    Funds available for distribution (FAD) . . . . . .       $ 13,772       $ 10,752       $ 48,911       $ 38,651
                                                             ========       ========       ========       ========
FFO per share. . . . . . . . . . . . . . . . . . . . .       $   0.61       $   0.55       $   2.34       $   2.13
FAD per share. . . . . . . . . . . . . . . . . . . . .       $   0.56       $   0.52       $   2.15       $   1.95
Dividend per share . . . . . . . . . . . . . . . . . .       $   0.45       $   0.44       $   1.77       $   1.74
                                                             ========       ========       ========       ========

Dividend as a % of FFO . . . . . . . . . . . . . . . .          74.2%          80.1%          75.7%          81.8%
Dividend as a % of FAD . . . . . . . . . . . . . . . .          79.7%          85.1%          82.4%          89.3%
                                                             ========       ========       ========       ========


NOTES:

(1)       Includes shares of income (before amortization of goodwill of $400 in each of the years ended
December 31, 1998 and 1997).

(2)       Interest on 13% notes receivable and working capital advances.

(3)       Includes share of income and share of depreciation of $3,793 and $2,483 for the years ended December 31,
1998 and 1997, respectively.

(4)       Includes dead deal costs of $292 and $91 for the three months, and $422 and $159 for the years ended
December 31, 1998 and 1997, respectively.

(5)       Excludes rehabilitation costs paid from FFO of $377 for the three months and year ended December 31,
1998.









AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                               THREE MONTHS ENDED                YEAR ENDED
                                                                   DECEMBER 31,                  DECEMBER 31,
                                                             -----------------------       -----------------------
                                                               1998           1997           1998           1997
                                                             --------       --------       -------        --------
REVENUES:
--------
  Property revenues:
    Rental . . . . . . . . . . . . . . . . . . . . . .       $ 26,877       $ 22,483       $101,892       $ 80,479
    Other. . . . . . . . . . . . . . . . . . . . . . .          1,583          1,178          5,937          4,339
  Interest and share of income (loss) from
    Service Companies. . . . . . . . . . . . . . . . .            937            162          2,760          1,151
  Other interest . . . . . . . . . . . . . . . . . . .            428            122          1,272            521
  Share of income from co-investment partnerships. . .            661            368          2,169            925
  Fees from co-investment partnerships . . . . . . . .            741            615          3,323          2,658
                                                             --------       --------       --------       --------
      Total Revenues . . . . . . . . . . . . . . . . .         31,227         24,928        117,353         90,073
                                                             --------       --------       --------       --------
EXPENSES:
--------
  Personnel. . . . . . . . . . . . . . . . . . . . . .          2,662          2,150         10,073          7,648
  Advertising and promotion. . . . . . . . . . . . . .            804            599          2,982          2,147
  Utilities. . . . . . . . . . . . . . . . . . . . . .            869          1,056          4,272          4,087
  Building repairs and maintenance . . . . . . . . . .          1,885          1,323          6,378          5,592
  Landscaping and grounds maintenance. . . . . . . . .            599            443          2,298          1,796
  Real estate taxes. . . . . . . . . . . . . . . . . .          3,045          2,675         12,539          9,476
  Insurance. . . . . . . . . . . . . . . . . . . . . .            137            217            841            858
  Other operating expenses . . . . . . . . . . . . . .            411            398          1,512          1,192
  Property management fees . . . . . . . . . . . . . .            711            600          2,698          2,147
  Interest, net of capitalized . . . . . . . . . . . .          5,270          3,844         20,263         11,995
  Amortization of deferred costs . . . . . . . . . . .            101            161            465            596
  Depreciation of real property. . . . . . . . . . . .          3,471          2,727         13,132          9,875
  Depreciation of personal property. . . . . . . . . .          1,247            912          4,831          3,345
  General and administrative . . . . . . . . . . . . .          1,190            697          3,993          2,850
                                                             --------       --------       --------       --------
      Total expenses . . . . . . . . . . . . . . . . .         22,402         17,802         86,277         63,604
                                                             --------       --------       --------       --------
Non-recurring item - gain on sale of
  properties . . . . . . . . . . . . . . . . . . . . .          3,621          2,457          3,621          2,457
                                                             --------       --------       --------       --------
Income before taxes, minority interest
  and extraordinary item . . . . . . . . . . . . . . .         12,446          9,583         34,697         28,926
                                                             --------       --------       --------       --------





AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED

                                                               THREE MONTHS ENDED                YEAR ENDED
                                                                   DECEMBER 31,                  DECEMBER 31,
                                                             -----------------------       -----------------------
                                                               1998           1997           1998           1997
                                                             --------       --------       -------        --------

Minority interest. . . . . . . . . . . . . . . . . . .          1,826          1,405          4,997          4,378
                                                             --------       --------       --------       --------
Income before and extraordinary items. . . . . . . . .         10,620          8,178         29,700         24,548
Extraordinary items, net of minority interest. . . . .          --             --             --              (196)
                                                             --------       --------       --------       --------
Net income . . . . . . . . . . . . . . . . . . . . . .         10,620          8,178         29,700         24,352
Net income allocable to preferred shares . . . . . . .          1,890            484          4,875          1,903
                                                             --------       --------       --------       --------
Net income allocable to common shares. . . . . . . . .       $  8,730       $  7,694       $ 24,825       $ 22,449
                                                             ========       ========       ========       ========

INCOME PER COMMON SHARE:
-----------------------
  Before extraordinary items . . . . . . . . . . . . .       $   0.52       $   0.46       $   1.49       $   1.44
  Extraordinary item . . . . . . . . . . . . . . . . .       $   0.00       $   0.00       $   0.00       $  (0.01)
  Income per common share. . . . . . . . . . . . . . .       $   0.52       $   0.46       $   1.49       $   1.43
                                                             ========       ========       ========       ========

FUNDS FROM OPERATIONS:
---------------------
  Income before taxes, minority interest
    and extraordinary item . . . . . . . . . . . . . .       $ 12,446          9,583       $ 34,697       $ 28,926
  Depreciation of real property. . . . . . . . . . . .          3,471          2,727         13,132          9,875
  Depreciation of personal property. . . . . . . . . .          1,247            912          4,831          3,345
  Non-recurring items - gain on sale of properties . .         (3,621)        (2,457)        (3,621)        (2,457)
  Share of Co-investments depreciation . . . . . . . .          1,153            649          3,793          2,483
  Share of Service Company amortization of goodwill. .            100          --               400          --
                                                             --------       --------       --------       --------
    Funds from operations (FFO). . . . . . . . . . . .       $ 14,796         11,414       $ 53,232       $ 42,172
                                                             ========       ========       ========       ========








AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED

                                                               THREE MONTHS ENDED                YEAR ENDED
                                                                   DECEMBER 31,                  DECEMBER 31,
                                                             -----------------------       -----------------------
                                                               1998           1997           1998           1997
                                                             --------       --------       -------        --------

FFO per share. . . . . . . . . . . . . . . . . . . . .       $   0.61       $   0.55       $   2.34       $   2.13
                                                             ========       ========       ========       ========

Capital expenditures paid from FFO . . . . . . . . . .       $   (962)      $   (618)      $ (3,991)      $ (3,323)
Other - share of Co-investments Cap exp. . . . . . . .            (62)           (44)          (330)          (198)
                                                             --------       --------       --------       --------
Funds available for distribution (FAD) . . . . . . . .       $ 13,772       $ 10,752       $ 48,911       $ 38,651
                                                             ========       ========       ========       ========
FAD per share. . . . . . . . . . . . . . . . . . . . .       $   0.56       $   0.52       $   2.15       $   1.95
                                                             ========       ========       ========       ========
Dividends per share. . . . . . . . . . . . . . . . . .       $   0.45       $   0.44       $   1.77       $   1.74
                                                             ========       ========       ========       ========
Dividends as a % of FFO. . . . . . . . . . . . . . . .          74.2%          80.1%          75.7%          81.8%
Dividends as a % of FAD. . . . . . . . . . . . . . . .          79.7%          85.1%          82.4%          89.3%
                                                             ========       ========       ========       ========



























AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS
Unaudited - Dollars in thousands except per share data


                                                           DEC. 31,                DEC. 31,
                                                            1998                     1997
                                                           --------                --------
ASSETS
------
Rental apartments
 Land. . . . . . . . . . . . . . . . . . .                 $ 91,459                $ 78,476
 Depreciable property. . . . . . . . . . .                  586,297                 496,747
                                                           --------                --------
                                                            677,756                 575,223
 Less accumulated depreciation . . . . . .                  (77,930)                (62,641)
                                                           --------                --------
                                                            599,826                 512,582

Properties under development . . . . . . .                   61,765                  78,724
Investments in partnerships. . . . . . . .                   72,150                  50,729
Cash and cash equivalents. . . . . . . . .                    4,546                   5,676
Security deposits. . . . . . . . . . . . .                    1,684                   1,821
Deferred costs, net. . . . . . . . . . . .                    2,972                   3,140
Notes receivable and advances to
  Service Companies. . . . . . . . . . . .                   31,277                  18,356
Other assets . . . . . . . . . . . . . . .                   11,372                   8,950
                                                           --------                --------
Total assets . . . . . . . . . . . . . . .                 $785,592                $679,978
                                                           ========                ========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt . . . . . . . . . . . . . . . . . . .                 $367,370                $333,250
Accrued interest payable . . . . . . . . .                    2,170                   1,389
Accrued real estate taxes. . . . . . . . .                   10,141                   9,334
Construction costs payable . . . . . . . .                    3,420                   8,403
Security deposits and prepaid rents. . . .                    1,967                   2,722
Other liabilities. . . . . . . . . . . . .                    3,096                   2,978
                                                           --------                --------
Total liabilities. . . . . . . . . . . . .                  388,164                 358,076
                                                           --------                --------
Minority interest. . . . . . . . . . . . .                   54,574                  51,463
                                                           --------                --------




AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS - CONTINUED


                                                           DEC. 31,                DEC. 31,
                                                             1998                    1997
                                                           --------                --------

Shareholders' equity
 Preferred shares, $.01 par value. . . . .                       42                      11
 Shares of beneficial interest,
   $.01 par value. . . . . . . . . . . . .                      167                     166
 Additional paid-in capital. . . . . . . .                  420,303                 341,148
 Employees and trustees notes. . . . . . .                  (10,668)                 (6,924)
 Dividends paid in excess of earnings. . .                  (66,990)                (63,962)
                                                           --------                --------
   Total shareholders' equity. . . . . . .                  342,854                 270,439
                                                           --------                --------
   Total liabilities and
    shareholders' equity . . . . . . . . .                 $785,592                $679,978
                                                           ========                ========






























                                          AMLI RESIDENTIAL PROPERTIES TRUST
                                      SELECTED QUARTERLY FINANCIAL INFORMATION
                                                  December 31, 1998
                                    (dollars in thousands except for share data)


                                                                       QUARTER ENDING
                                            -----------------------------------------------------------------------
                                            DEC. 31,        Sep. 30,       Jun. 30,       Mar. 31,        Dec. 31,
                                              1998           1998            1998           1998            1997
                                            --------       --------        --------       --------        --------
Debt                                        $367,370       $336,190        $337,108       $361,305        $333,250
Debt including share of
 Co-investment debt                         $439,172       $402,972        $400,485       $422,393        $392,295

Total Shares and
 Units Outstanding (1)                    24,445,827     24,130,128      23,085,101     22,028,680      20,958,523
Value per Common Share
 - end of quarter                            $ 22.25      $ 21.3125       $ 21.4375       $22.9375         $22.250

Total Equity (Market
 Value) - end of quarter                    $543,920       $514,273        $494,887       $505,283        $466,327

Market Capitalization                       $911,290       $850,463        $831,995       $866,588        $799,577
Market Capitalization including
 share of Co-investment debt                $983,092       $917,245        $895,372       $927,676        $858,622
Market Capitalization including
 Co-investment at cost                    $1,455,887     $1,313,940      $1,279,707     $1,252,510      $1,183,456
                                          ==========     ==========      ==========     ==========      ==========

Total Revenues (2)                          $ 31,227       $ 30,155        $ 29,309       $ 26,662        $ 24,928
EBITDA (3)                                  $ 20,167       $ 19,213        $ 18,048       $ 16,532        $ 15,420

FFO                                         $ 14,796       $ 13,842        $ 13,130       $ 11,464        $ 11,414
FAD                                         $ 14,772       $ 12,546        $ 11,965       $ 10,628        $ 10,752

Dividends Paid                              $ 10,323       $  9,719        $  9,356       $  9,224        $  9,037

Debt Service (net of
 capitalized interest)                      $  5,924       $  5,932        $  5,441       $  5,571        $  4,340
Interest Expense                            $  5,270       $  5,255        $  4,800       $  4,938        $  3,844

G & A Expense                               $  1,190       $    837        $  1,112       $    854        $    697

Total Shares and
 Units Outstanding
 - Wtd. Avg.                              24,355,803     23,097,922      22,050,967     21,238,186      20,714,889
                                          ==========     ==========      ==========     ==========      ==========




                                          AMLI RESIDENTIAL PROPERTIES TRUST
                                SELECTED QUARTERLY FINANCIAL INFORMATION - CONTINUED
                                                  December 31, 1998

                                                QUARTER ENDING
                                 -----------------------------------------------------------------------
                                    DEC. 31,     Sep. 30,  Jun. 30,    Mar. 31,    Dec. 31,
                                      1998        1998       1998        1998        1997
                                    --------    --------   --------    --------    --------

Interest Coverage Ratio                 3.83        3.66       3.76        3.35        4.01

Debt as % of Market
 Capitalization                        40.31%      39.53%     40.52%      41.69%      41.68%
Debt (including Share
 of Co-investment debt)
 as % of Market Capitalization         44.67%      43.93%     44.73%      45.53%      45.69%

EBITDA as % of
 Market Capitalization                  8.85%       9.04%      8.68%       7.63%       7.71%
FFO as % of Market Equity              10.88%      10.77%     10.61%       9.08%       9.79%

G&A as % of Market
 Capitalization                         0.52%       0.39%      0.53%       0.39%       0.35%
G&A as % of Total Revenues              3.81%       2.78%      3.79%       3.20%       2.80%

Dividends as % of FFO (4)               74.2%       73.6%      74.1%       81.9%       80.1%
Dividends as % of FAD (4)               79.7%       81.2%      81.3%       88.3%       85.1%
                                  ==========  ========== ==========  ==========  ==========
Apartment Units - In Operation
  Wholly Owned                        12,792      12,250     12,250      11,938      11,650
  Co-investments                       6,767       6,123      6,123       5,851       5,851
                                  ----------  ---------- ----------  ----------  ----------
                                      19,559      18,373     18,373      17,789      17,501
                                  ----------  ---------- ----------  ----------  ----------
Apartments Units -
 Under Development
  Wholly Owned                         1,486       2,352      2,100       2,488       2,488
  Co-investments                       3,376       2,464      2,224       1,456       1,456
                                  ----------  ---------- ----------  ----------  ----------
                                       4,862       4,816      4,324       3,944       3,944
                                  ----------  ---------- ----------  ----------  ----------
    Total Units                       24,421      23,189     22,697      21,733      21,445
                                  ==========  ========== ==========  ==========  ==========

    (1)  End of the quarter - At December 31, 1998, includes 4,225,000 preferred shares convertible to common shares.
    (2)  Excluding non-recurring gain of $3,621 in 1998 and $2,457 in 1997.
    (3)  Includes other income, net of G & A expenses.
    (4)  Based on per share amounts.

                                          AMLI RESIDENTIAL PROPERTIES TRUST
                                           PORTFOLIO INDEBTEDNESS SUMMARY
                                                  December 31, 1998
                                               (Dollars in thousands)

                                                                                           Weighted
                                                                                             Avg.
                                                         Percent of                        Interest       Years to
Type of Indebtedness                   Balance             Total           Interest          Rate         Maturity
--------------------                  --------          -----------       ----------      ---------      ----------
Conventional Fixed Rate               $176,370                48.0%            Fixed          7.63%            7.8
Tax-exempt Variable Rate (1)            50,250                13.7%         Variable          5.44%            3.8
Credit Facilities (2)                  135,000                36.7%         Variable          6.49%            2.5
Service Companies                        5,750                 1.6%            Fixed          9.22%            3.5
                                      --------              ------                           -----             ---
Total                                 $367,370               100.0%                           6.94%            5.2
                                      ========              ======                           =====             ===


                                   Balance                                                 Weighted
                                  including                                                  Avg.
                                 share of Co-            Percent of                        Interest        Years to
Type of Indebtedness          investment debt (3)          Total           Interest         Rate           Maturity
--------------------          -------------------        ----------       ----------     ----------        --------

Conventional Fixed Rate               $248,172                56.6%            Fixed          7.68%            7.4
Tax-exempt Variable Rate (1)            50,250                11.4%         Variable          5.44%            3.8
Credit Facilities (2)                  135,000                30.7%         Variable          6.49%            2.5
Service Companies                        5,750                 1.3%            Fixed          9.22%            3.5
                                      --------               -----                           -----             ---
Total                                 $439,172               100.0%                           7.08%            5.4
                                      ========               =====                           =====             ===


   (1)   Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.
   (2)   $50,000 has been swapped to a fixed rate ($20,000 maturing in November 2002 and $30,000 maturing in February 2003).  Effective interest rate includes swap costs.
   (3)   Co-Investment debt represents Amli Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rata share.


AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES
December 31, 1998
Unaudited - Dollars in thousands

                                                                                        There-                % to
                                   1999      2000       2001       2002      2003       after      Total     Total
                                --------   --------   --------   --------  --------   --------   --------  --------

Fixed Rate Mortgages            $  2,683   $  3,033   $  3,282   $  3,534  $ 65,785   $ 98,053   $176,370     48.0%
Tax Exempt Bonds*                                                  50,250                          50,250     13.7%
Wachovia/First Chicago
 Line of Credit                                        135,000                                    135,000     36.7%
Other                                750                                      5,000                 5,750      1.6%
                                --------   --------   --------   --------  --------   --------   --------  --------
Total Loans                     $  3,433   $  3,033   $138,282   $ 53,784  $ 70,785   $ 98,053   $367,370    100.0%
                                ========   ========   ========   ========  ========   ========   ========  ========
  Percent to Total                  0.9%       0.8%      37.6%      14.6%     19.3%      26.8%     100.0%     83.7%
                                ========   ========   ========   ========  ========   ========   ========  ========

SHARE OF CO-INVESTMENT DEBT
---------------------------

Prudential Ins. -
  Park Place (25%)              $  3,054       --         --         --        --         --        3,054      4.3%
Nationwide Life Ins. -
  Greenwood Forest (15%)              17         19         20      1,679      --         --        1,735      2.4%
Lincoln National Ins. -
  Champions Park (15%)                21         22         24      1,259      --         --        1,326      1.8%
Prudential Ins. -
  Champions Centre (15%)              10         11         12        955      --         --          988      1.4%
Allstate Life Ins. -
  Windbrooke (15%)                    16         18         20      1,659      --         --        1,713      2.4%
CIGNA -
  Chevy Chase (33%)                  177        189        202        216     8,770       --        9,554     13.3%
Northwestern Mutual Life Ins. -
  Willowbrook (40%)                  150        162        175        189     8,909       --        9,585     13.3%
Phoenix Mutual -
  Willeo Creek (30%)                  53         57         61         65     2,687       --        2,923      4.1%





AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES - CONTINUED


                                                                                        There-                 % to
                                   1999       2000       2001       2002      2003      after      Total      Total
                                 -------    -------    -------    -------   -------   --------   --------    ------
Northwestern Mutual Life Ins. -
  Pleasant Hill (40%)                 80         88         96        106       116      5,586      6,072      8.5%
Northwestern Mutual Life Ins. -
  Barrett Lakes (35%)                 71         77         84         91        99      5,416      5,838      8.1%
Erie Insurance -
  River Park (40%)                    20         50         54         59        63      3,219      3,465      4.8%
Prudential Ins - AMLI at
  Danada (10%)                        17         25         27         29        31      2,321      2,450      3.4%
Phoenix Home Life -
  AMLI at Verandah (35%)              55         88         94        102       110      5,480      5,929      8.2%
Northwestern Mutual Life Ins. -
  Northwinds (35%)                  --           15         95        103       112      6,783      7,108      9.9%
Northwestern Mutual Life Ins. -
  Regents Creek (25%)                 65         70         76         82     3,710       --        4,003      5.6%
Northwestern Mutual Life Ins. -
  Parkway (25%)                       39         46         49         52        56      2,458      2,700      3.8%
Jackson National Life Ins. -
  Timberglen (40%)                    39         42         45         49        52      2,463      2,690      3.7%
Amli Residential -
  Deerfield (25%)                    546       --         --         --        --         --          546      0.8%
Central Bank, Trustee -
  Prairie Court (1%)                  73       --         --         --        --         --           73      0.1%
Erie Insurance -
  Towne Creek (1%)                    50       --         --         --        --         --           50      0.1%
                                --------   --------   --------   --------  --------   --------   --------  --------
Total Share of
 Co-Investment Loans            $  4,553   $    979   $  1,134   $  6,695  $ 24,715   $ 33,726   $ 71,802    100.0%
                                ========   ========   ========   ========  ========   ========   ========  ========
  Percent to Total                  6.3%       1.4%       1.6%       9.3%     34.4%      47.0%     100.0%     16.3%
                                ========   ========   ========   ========  ========   ========   ========  ========
Total Including Share
 of Co-Investments Debt         $  7,986   $  4,012   $139,416   $ 60,479  $ 95,500   $131,779   $439,172    100.0%
                                ========   ========   ========   ========  ========   ========   ========  ========
Percent to Total                    1.8%       0.9%      31.7%      13.8%     21.7%      30.1%     100.0%    100.0%
                                ========   ========   ========   ========  ========   ========   ========  ========


     *  The Spring Creek Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.
     *  The Poplar Creek Bonds mature in February 2024, but the credit enhancement expires December 18, 2002.



              AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                  THREE MONTHS ENDED DECEMBER 31, 1998 VERSUS THREE MONTHS ENDED DECEMBER 31, 1997

(Excludes all properties acquired or stabilized after 1/1/97)

                                              10/1/98-12/31/98                              10/1/97-12/31/97
                         No. of     ---------------------------------      %       --------------------------------
                          Apts.     Amount/%   Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                        --------    --------   --------    ----------   ------    ----------    --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                   3,966       90.9%                             -4.9%         95.6%
  Atlanta                  2,420       94.5%                              2.0%         92.6%
  Austin                     935       94.4%                             -1.4%         95.8%
  Indianapolis               996       91.4%                              4.3%         87.7%
  Kansas                     908       92.7%                              0.9%         91.8%
  Chicago                    253       96.6%                             -0.7%         97.2%
                           -----       -----                             -----         -----
     Weighted Average                  92.5%                             -1.3%         93.7%
                                       =====                             =====         =====
     Total                 9,478
                           =====

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                         $  652                  -2.4%                    $  668
  Atlanta                                           756                   2.9%                       734
  Austin                                            674                   4.3%                       646
  Indianapolis                                      605                   3.9%                       582
  Kansas                                            660                   1.8%                       648
  Chicago                                           970                   4.1%                       932
                                                 ------                   ----                    ------
     Weighted Average                            $  684                   0.8%                    $  679
                                                 ======                   ====                    ======

TOTAL PROPERTY REVENUES                                Per Month                                     Per Month
-----------------------                               ----------                                    ----------
Dallas                          $  7,920,310     $  666         $0.79    -0.8%   $ 7,981,689      $  671      $0.80
Atlanta                            5,408,264        745          0.80     5.0%     5,150,852         709       0.76
Austin                             1,870,297        667          0.91     2.6%     1,823,404         650       0.88
Indianapolis                       1,745,631        584          0.71    10.0%     1,587,514         531       0.64
Kansas                             1,737,389        638          0.74     2.0%     1,703,636         625       0.73
Chicago                              814,494      1,073          1.26     5.3%       773,792       1,019       1.19
                                ------------     ------         -----    -----   -----------      ------      -----
    Total                       $ 19,496,385     $  686         $0.80     2.5%   $19,020,887      $  669      $0.78
                                ============     ======         =====    =====   ===========      ======      =====




        AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

(Excludes all properties acquired or stabilized after 1/1/97)

                                             10/1/98-12/31/98                              10/1/97-12/31/97
                                    ---------------------------------      %       --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------   ------    ----------    --------  ---------
PROPERTY OPERATING EXPENSES                          (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                          ------------                                  ------------
  Dallas                         $ 3,538,751      3,569         $4.24     7.7%   $ 3,285,579     $ 3,314      $3.94
  Atlanta                          1,942,871      3,211          3.44     5.0%     1,850,565       3,059       3.28
  Austin                             769,927      3,294          4.47    -5.3%       812,834       3,477       4.72
  Indianapolis                       737,312      2,961          3.59    -0.2%       738,836       2,967       3.60
  Kansas                             590,539      2,601          3.02    25.2%       471,614       2,078       2.41
  Chicago                            475,915      7,524          8.80    16.4%       408,893       6,465       7.56
                                ------------     ------         -----    -----   -----------     -------      -----
    Total                        $ 8,055,315     $3,400         $3.98     6.4%   $ 7,568,322     $ 3,194      $3.74
                                ============     ======         =====    =====   ===========     =======      =====
Operating Efficiency                   41.3%                                           39.8%
                                ============                                     ===========

NOI          1998 % 1997 %                             PER MONTH                                       PER MONTH
---          ------ ------                             ---------                                      ----------
 Dallas       55.3%  58.8%       $ 4,381,559     $  368         $0.44    -6.7%   $ 4,696,110      $  395      $0.47
 Atlanta      64.1%  64.1%         3,465,393        477          0.51     5.0%     3,300,287         455       0.49
 Austin       58.8%  55.4%         1,100,370        392          0.53     8.9%     1,010,570         360       0.49
 Indianapolis 57.8%  53.5%         1,008,319        337          0.41    18.8%       848,678         284       0.34
 Kansas       66.0%  72.3%         1,146,850        421          0.49    -6.9%     1,232,021         452       0.53
 Chicago      41.6%  47.2%           338,580        446          0.52    -7.2%       364,899         481       0.56
             ------  -----      ------------     ------         -----    -----   -----------      ------      -----
    Total     58.7%  60.2%       $11,441,070     $  402         $0.47    -0.1%   $11,452,566      $  403      $0.47
             ======  =====      ============     ======         =====    =====   ===========      ======      =====
Operating Margin                       58.7%                                           60.2%
                                ============                                     ===========

CAPITAL EXPENDITURES                                 (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                 ------------                                  ------------
  Dallas                        $   311,687     $  314         $0.37     81.7%    $  171,493      $  173      $0.21
  Atlanta                           181,081        299          0.32    -13.7%       209,901         347       0.37
  Austin                            206,506        883          1.20    173.8%        75,436         323       0.44
  Indianapolis                      (33,664)      (135)        (0.16)  -187.0%        38,688         155       0.19
  Kansas                            131,858        581          0.68     60.3%        82,278         362       0.42
  Chicago                            45,562        720          0.84    655.7%         6,029          95       0.11
                                -----------     ------         -----    ------     ---------      ------      -----
    Total                       $   843,030     $  356         $0.42     44.4%       583,826      $  246      $0.29
                                ===========     ======         =====    ======     =========      ======      =====




        AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

(Excludes all properties acquired or stabilized after 1/1/97)

                                             10/1/98-12/31/98                              10/1/97-12/31/97
                                    ---------------------------------      %       --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------   ------    ----------    --------  ---------

REPAIRS AND MAINTENANCE                              (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                              ------------                                   ------------
  Dallas                          $  594,085     $  599         $0.71    41.8%    $  418,816      $  422      $0.50
  Atlanta                            331,341        548          0.59    28.0%       258,809         428       0.46
  Austin                             116,784        500          0.68    -5.6%       123,707         529       0.72
  Indianapolis                       171,459        689          0.84    -1.0%       173,220         696       0.84
  Kansas                             175,003        771          0.90   103.6%        85,962         379       0.44
  Chicago                            115,528      1,827          2.14    62.8%        70,970       1,122       1.31
                                  ----------     ------         -----   ------    ----------      ------      -----
    Total                         $1,504,200     $  635         $0.74    32.9%    $1,131,483      $  478      $0.56
                                  ==========     ======         =====   ======    ==========      ======      =====

REAL ESTATE TAXES                                    (ANNUALIZED)                                   (ANNUALIZED)
-----------------                                    ------------                                   ------------
  Dallas                          $1,058,715     $1,068         $1.27    -6.0%    $1,125,841      $1,135      $1.35
  Atlanta                            430,260        711          0.76    11.1%       387,321         640       0.69
  Austin                             263,435      1,127          1.53    12.7%       233,778       1,000       1.36
  Indianapolis                       136,024        546          0.66   -38.6%       221,708         890       1.08
  Kansas                              72,762        321          0.37   230.3%        22,028          97       0.11
  Chicago                            153,047      2,420          2.83     2.5%       149,372       2,362       2.76
                                  ----------     ------         -----    -----    ----------      ------      -----
    Total                         $2,114,243     $  892         $1.04    -1.2%    $2,140,048      $  903      $1.06
                                  ==========     ======         =====    =====    ==========      ======      =====


              AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                          YEAR ENDED DECEMBER 31, 1998 VERSUS YEAR ENDED DECEMBER 31, 1997

(Excludes all properties acquired or stabilized after 1/1/97)

                                            1/1/98-12/31/98                               1/1/97-12/31/97
                          No. of    ---------------------------------       %      --------------------------------
                          Apts.     Amount/%   Per Unit     Per Sq Ft    Change     Amount/%    Per Unit  Per Sq Ft
                          ------    --------   --------    ----------    ------    ----------   --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                   3,966       93.7%                              -1.0%         94.6%
  Atlanta                  2,420       94.1%                               0.7%         93.4%
  Austin                     935       95.6%                               1.2%         94.5%
  Indianapolis               996       92.6%                               1.9%         90.9%
  Kansas                     908       92.5%                               0.5%         92.1%
  Chicago                    253       97.0%                               3.1%         94.1%
                           -----       -----                              -----         -----
    Weighted Average                   93.9%                               0.2%         93.7%
                                       =====                              =====         =====
    Total                  9,478
                           =====

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                         $  663                    0.9%                   $  657
  Atlanta                                           743                    2.0%                      728
  Austin                                            659                    2.3%                      644
  Indianapolis                                      587                    2.2%                      574
  Kansas                                            654                    1.1%                      647
  Chicago                                           945                    2.7%                      920
                                                 ------                    ----                   ------
    Weighted Average                             $  681                    1.5%                   $  671
                                                 ======                    ====                   ======

TOTAL PROPERTY REVENUES                                PER MONTH                                       PER MONTH
-----------------------                                ---------                                       ---------
  Dallas                         $31,750,576     $  667         $0.79      2.3%  $ 31,046,230     $  652      $0.78
  Atlanta                         21,297,808        733          0.79      3.1%    20,666,484        712       0.76
  Austin                           7,435,714        663          0.90      3.4%     7,194,329        641       0.87
  Indianapolis                     6,882,159        576          0.70      4.1%     6,613,512        553       0.67
  Kansas                           6,948,411        638          0.74      1.2%     6,863,533        630       0.73
  Chicago                          3,191,724      1,051          1.23      9.1%     2,925,225        964       1.13
                                 -----------     ------         -----      ----   -----------     ------      -----
    Total                        $77,506,391     $  681         $0.80      2.9%   $75,309,312     $  662      $0.77
                                 ===========     ======         =====      ====   ===========       ====      =====





        AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

(Excludes all properties acquired or stabilized after 1/1/97)

                                            1/1/98-12/31/98                               1/1/97-12/31/97
                                    ---------------------------------       %      --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft    Change     Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------    ------    ----------   --------  ---------
PROPERTY OPERATING EXPENSES                          (ANNUALIZED)                                   (ANNUALIZED)
---------------------------                          ------------                                   -----------

  Dallas                        $ 13,978,529     $3,525         $4.19      7.3%   $13,032,812     $3,286      $3.91
  Atlanta                          7,615,699      3,147          3.37      3.0%     7,392,753      3,055       3.28
  Austin                           3,116,322      3,333          4.53     -5.7%     3,304,241      3,534       4.80
  Indianapolis                     2,633,914      2,644          3.21     -0.9%     2,658,522      2,669       3.24
  Kansas                           2,606,404      2,870          3.34      5.5%     2,471,118      2,721       3.16
  Chicago                          1,730,294      6,839          8.00      3.1%     1,678,714      6,635       7.76
                                ------------     ------         -----      ----   -----------     ------      -----
    Total                       $ 31,681,163     $3,343         $3.91      3.7%   $30,538,160     $3,222      $3.77
                                ============     ======         =====      ====   ===========       ====      =====
Operating efficiency                   40.9%                                            40.6%
                                ============                                      ===========

NOI          1998 % 1997 %                             PER MONTH                                       PER MONTH
---          ------ ------                             ---------                                      ----------
 Dallas       56.0%  58.0%       $17,772,047     $  373         $0.44    -1.3%   $18,013,418      $  378      $0.45
 Atlanta      64.2%  64.2%        13,682,108        471          0.51     3.1%    13,273,731         457       0.49
 Austin       58.1%  54.1%         4,319,392        385          0.52    11.0%     3,890,087         347       0.47
 Indianapolis 61.7%  59.8%         4,248,245        355          0.43     7.4%     3,954,991         331       0.40
 Kansas       62.5%  64.0%         4,342,007        398          0.46    -1.1%     4,392,415         403       0.47
 Chicago      45.8%  42.6%         1,461,430        481          0.56    17.2%     1,246,511         411       0.48
              -----  -----       -----------     ------         -----    -----   -----------      ------      -----
    Total     59.1%  59.4%       $45,825,229     $  403         $0.47     2.4%   $44,771,152      $  394      $0.46
              =====  =====       ===========     ======         =====    =====   ===========      ======      =====
Operating Margin                       59.1%                                           59.4%
                                 ===========                                     ===========

CAPITAL EXPENDITURES                                 (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                 -------------                                 ------------
  Dallas                          $1,413,650     $  356         $0.42     4.7%    $1,350,616      $  341      $0.40
  Atlanta                            783,182        324          0.35     1.1%       774,749         320       0.34
  Austin                             480,105        513          0.70    27.6%       376,314         402       0.55
  Indianapolis                       262,993        264          0.32    35.8%       193,697         194       0.24
  Kansas                             431,478        475          0.55    72.9%       249,509         275       0.32
  Chicago                            108,341        428          1.00     1.6%       106,593         421       0.49
                                  ----------     ------         -----   ------    ----------      ------      -----
    Total                         $3,479,748     $  367         $0.43    14.0%    $3,051,477      $  322      $0.38
                                  ==========       ====         =====   ======    ==========      ======      =====




        AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

(Excludes all properties acquired or stabilized after 1/1/97)

                                            1/1/98-12/31/98                               1/1/97-12/31/97
                                    ---------------------------------      %       --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft   Change     Amount/%     Per Unit  Per Sq Ft
                                    --------   --------    ----------   ------    ----------    --------  ---------

REPAIRS AND MAINTENANCE                              (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                              ------------                                   ------------
  Dallas                          $2,194,573     $  553         $0.66    11.6%    $1,966,295      $  496      $0.59
  Atlanta                          1,165,811        482          0.52     1.8%     1,145,185         473       0.51
  Austin                             451,222        483          0.66   -20.2%       565,731         605       0.82
  Indianapolis                       538,943        541          0.66    -8.5%       589,329         592       0.72
  Kansas                             457,875        504          0.59    26.1%       363,079         400       0.46
  Chicago                            377,587      1,492          1.75    13.2%       333,615       1,319       1.54
                                  ----------     ------         -----    -----    ----------      ------      -----
    Total                         $5,186,011     $  547         $0.64     4.5%    $4,963,234      $  524      $0.61
                                  ==========     ======         =====    =====    ==========      ======      =====

REAL ESTATE TAXES                                    (ANNUALIZED)                                  (ANNUALIZED)
-----------------                                    ------------                                  ------------
  Dallas                          $4,548,928     $1,147         $1.36    11.3%    $4,088,319      $1,031      $1.23
  Atlanta                          1,613,467        667          0.71     9.4%     1,475,365         610       0.65
  Austin                             983,129      1,051          1.43    11.7%       879,996         941       1.28
  Indianapolis                       523,957        526          0.64   -29.4%       742,334         745       0.90
  Kansas                             626,348        690          0.80    -5.1%       660,029         727       0.84
  Chicago                            552,400      2,183          2.55    -2.6%       566,942       2,241       2.62
                                  ----------     ------         -----    -----    ----------      ------      -----
    Total                         $8,848,230     $  934         $1.09     5.2%    $8,412,985      $  888      $1.04
                                  ==========     ======         =====    =====    ==========      ======      =====


     AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                  THREE MONTHS ENDED DECEMBER 31, 1998 VERSUS THREE MONTHS ENDED DECEMBER 31, 1997

(Excludes all properties acquired or stabilized after 1/1/97)

                                            10/1/98-12/31/98                              10/1/97-12/31/97
                          No. of    ---------------------------------       %      --------------------------------
                           Apts.    Amount/%   Per Unit     Per Sq Ft    Change     Amount/%    Per Unit  Per Sq Ft
                          ------    --------   --------    ----------    ------    ----------   --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                   4,226       92.6%                              -2.8%         95.4%
  Atlanta                  3,314       93.7%                               1.0%         92.8%
  Austin                   1,523       94.7%                               0.0%         94.7%
  Houston                    754       94.7%                              -1.4%         96.0%
  Indianapolis               996       91.4%                               0.7%         90.8%
  Kansas                     908       92.7%                               1.7%         91.1%
  Chicago                  1,694       95.8%                               0.7%         95.1%
                          ------       -----                              -----        ------
    Weighted Average                   93.6%                              -0.5%         94.0%
                                       =====                              =====        ======
    Total                 13,415
                          ======
WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                         $  641                   -2.2%                   $  656
  Atlanta                                           763                    3.0%                      740
  Austin                                            645                    4.4%                      618
  Houston                                           768                    6.4%                      721
  Indianapolis                                      605                    6.1%                      570
  Kansas                                            660                    1.5%                      650
  Chicago                                           984                    6.4%                      925
                                                 ------                   -----                   ------
    Weighted Average                             $  721                    2.5%                   $  703
                                                 ======                   =====                   ======
TOTAL PROPERTY REVENUES                                 PER MONTH                                     PER MONTH
-----------------------                                 ----------                                    ---------
  Dallas                         $ 8,395,025     $  662         $0.79     -0.6%   $ 8,446,369     $  666      $0.79
  Atlanta                          7,471,666        752          0.78      4.4%     7,158,638        720       0.75
  Austin                           2,921,693        639          0.90      1.6%     2,876,365        630       0.88
  Houston                          1,747,688        773          0.84      3.2%     1,693,623        749       0.81
  Indianapolis                     1,745,631        584          0.71     10.0%     1,587,514        531       0.64
  Kansas                           1,737,389        638          0.74      2.0%     1,703,636        625       0.73
  Chicago                          5,099,746      1,003          1.19      6.1%     4,807,503        946       1.12
                                 -----------     ------         -----     -----   -----------       ----      -----
    Total                        $29,118,838     $  724         $0.84      3.0%   $28,273,648       $703      $0.82
                                 ===========     ======         =====     =====   ===========       ====      =====




 AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

(Excludes all properties acquired or stabilized after 1/1/97)

                                             10/1/98-12/31/98                              10/1/97-12/31/97
                                    ---------------------------------       %      --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft    Change     Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------    ------    ----------   --------  ---------
PROPERTY OPERATING EXPENSES                          (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                          ------------                                  ------------
  Dallas                         $ 3,765,287     $3,564         $4.25      7.9%   $ 3,489,162     $3,303      $3.94
  Atlanta                          2,697,645      3,256          3.40      2.0%     2,645,270      3,193       3.33
  Austin                           1,210,671      3,180          4.46     -6.8%     1,299,014      3,412       4.78
  Houston                            792,236      4,203          4.54     14.2%       693,644      3,680       3.98
  Indianapolis                       737,312      2,961          3.59     -0.2%       738,836      2,967       3.60
  Kansas                             590,539      2,601          3.02     25.2%       471,614      2,078       2.41
  Chicago                          2,148,082      5,072          5.99      6.8%     2,010,925      4,748       5.61
                                 -----------     ------         -----     -----   -----------     ------      -----
    Total                        $11,941,773     $3,561         $4.14      5.2%   $11,348,465     $3,384      $3.93
                                 ===========     ======         =====     =====   ===========     ======      =====
Operating Efficiency                   41.0%                                            40.1%
                                 ===========                                      ===========

NOI          1998 % 1997 %                             PER MONTH                                       PER MONTH
---          ------ ------                             ---------                                      ----------
 Dallas       55.1%  58.7%       $ 4,629,738     $  365         $0.44    -6.6%     $ 4,957,207    $  391      $0.47
 Atlanta      63.9%  63.0%         4,774,020        480          0.50     5.8%       4,513,368       454       0.47
 Austin       58.6%  54.8%         1,711,022        374          0.53     8.5%       1,577,351       345       0.48
 Houston      54.7%  59.0%           955,451        422          0.46    -4.5%         999,979       442       0.48
 Indianapolis 57.8%  53.5%         1,008,319        337          0.41    18.8%         848,678       284       0.34
 Kansas       66.0%  72.3%         1,146,850        421          0.49    -6.9%       1,232,021       452       0.53
 Chicago      57.9%  58.2%         2,951,664        581          0.69     5.5%       2,796,578       550       0.65
              -----  -----       -----------     ------         -----    -----     -----------    ------      -----
    Total     59.0%  59.9%       $17,177,064     $  427         $0.50     1.5%     $16,925,182    $  421      $0.49
              =====  =====       ===========     ======         =====    =====     ===========    ======      =====
Operating Margin                       59.0%                                             59.9%
                                 ===========                                       ===========

CAPITAL EXPENDITURES                                 (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                 ------------                                  ------------
  Dallas                        $   340,684     $  322         $0.38     89.3%    $  179,977      $  170      $0.20
  Atlanta                           226,516        273          0.29     -4.5%       237,309         286       0.30
  Austin                            225,540        592          0.83     86.8%       120,716         317       0.44
  Houston                            16,050         85          0.09     -3.4%        16,608          88       0.10
  Indianapolis                      (33,664)      (135)        (0.16)  -187.0%        38,688         155       0.19
  Kansas                            131,858        581          0.68     60.3%        82,278         362       0.42
  Chicago                           147,876        349          0.41    214.4%        47,028         111       0.13
                                -----------     ------         -----    ------     ---------      ------      -----
    Total                       $ 1,054,860     $  315         $0.37     46.0%     $ 722,604      $  215      $0.25
                                ===========     ======         =====    ======     =========      ======      =====




 AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

(Excludes all properties acquired or stabilized after 1/1/97)

                                             10/1/98-12/31/98                              10/1/97-12/31/97
                                    ---------------------------------      %       --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft   Change     Amount/%     Per Unit  Per Sq Ft
                                    --------   --------    ----------   ------    ----------    --------  ---------

REPAIRS AND MAINTENANCE                              (ANNUALIZED)                                  (ANNUALIZED)
-----------------------                              ------------                                  ------------
  Dallas                          $  628,806     $  595         $0.71    42.3%    $  441,768      $  418      $0.50
  Atlanta                            434,908        525          0.55    20.1%       362,193         437       0.46
  Austin                             182,551        479          0.67    -3.2%       188,599         495       0.69
  Houston                            110,696        587          0.63   148.0%        44,636         237       0.26
  Indianapolis                       171,459        689          0.84    -1.0%       173,220         696       0.84
  Kansas                             175,003        771          0.90   103.6%        85,962         379       0.44
  Chicago                            398,497        941          1.11    39.1%       286,477         676       0.80
                                 -----------     ------         -----    -----    ----------      ------      -----
    Total                        $ 2,101,921     $  627         $0.73    32.8%    $1,582,856      $  472      $0.55
                                 ===========     ======         =====    =====    ==========      ======      =====

REAL ESTATE TAXES                                    (ANNUALIZED)                                  (ANNUALIZED)
-----------------                                    ------------                                  ------------
  Dallas                         $ 1,118,274     $1,058         $1.26    -5.4%    $1,181,776      $1,119      $1.33
  Atlanta                            604,923        730          0.76    13.1%       534,782         645       0.67
  Austin                             366,915        964          1.35    -2.0%       374,523         984       1.38
  Houston                            283,854      1,506          1.63     5.4%       269,353       1,429       1.55
  Indianapolis                       136,024        546          0.66   -38.6%       221,708         890       1.08
  Kansas                              72,762        321          0.37   230.3%        22,028          97       0.11
  Chicago                            731,577      1,727          2.04    -0.1%       732,174       1,729       2.04
                                 -----------     ------         -----    -----    ----------      ------      -----
    Total                        $ 3,314,329     $  988         $1.15    -0.7%    $3,336,344      $  995      $1.16
                                 ===========     ======         =====    =====    ==========      ======      =====


     AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                          YEAR ENDED DECEMBER 31, 1998 VERSUS YEAR ENDED DECEMBER 31, 1997

(Excludes all properties acquired or stabilized after 1/1/97)

                                            1/1/98-12/31/98                               1/1/97-12/31/97
                          No. of    ---------------------------------       %      --------------------------------
                           Apts.    Amount/%   Per Unit     Per Sq Ft    Change     Amount/%    Per Unit  Per Sq Ft
                          ------    --------   --------    ----------    ------    ----------   --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                   4,226       94.2%                              -0.5%         94.6%
  Atlanta                  3,314       93.6%                               0.5%         93.2%
  Austin                   1,523       95.5%                               0.8%         94.7%
  Houston                    754       95.4%                               0.5%         94.9%
  Indianapolis               996       92.6%                               1.9%         90.9%
  Kansas                     908       92.5%                               0.5%         92.1%
  Chicago                  1,694       96.1%                               1.9%         94.3%
                          ------       -----                              -----         -----
    Weighted Average                   94.3%                               0.5%         93.8%
                                       =====                              =====         =====
    Total                 13,415
                          ======
WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                         $  671                    2.9%                   $  652
  Atlanta                                           751                    1.3%                      742
  Austin                                            632                    1.7%                      621
  Houston                                           755                    5.7%                      714
  Indianapolis                                      587                    2.3%                      574
  Kansas                                            654                    1.1%                      646
  Chicago                                           960                    4.1%                      922
                                                 ------                    ----                   ------
    Weighted Average                             $  720                    2.6%                   $  702
                                                 ======                    ====                   ======
TOTAL PROPERTY REVENUES                                 PER MONTH                                     PER MONTH
-----------------------                                 ---------                                     ---------
  Dallas                        $ 33,639,890     $  663         $0.79      2.3%  $ 32,885,663     $  648      $0.77
  Atlanta                         29,482,215        741          0.77      2.1%    28,885,399        726       0.76
  Austin                          11,591,978        634          0.89      2.7%    11,285,286        617       0.87
  Houston                          6,910,481        764          0.83      6.6%     6,481,106        716       0.77
  Indianapolis                     6,882,159        576          0.70      4.1%     6,613,512        553       0.67
  Kansas                           6,948,411        638          0.74      1.2%     6,863,533        630       0.73
  Chicago                         20,009,186        984          1.16      6.1%    18,851,211        927       1.10
                                ------------     ------         -----     -----  ------------       ----      -----
    Total                       $115,464,321     $  717         $0.83      3.2%  $111,865,710       $695      $0.81
                                ============     ======         =====     =====  ============       ====      =====




 AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

(Excludes all properties acquired or stabilized after 1/1/97)

                                            1/1/98-12/31/98                               1/1/97-12/31/97
                                    ---------------------------------       %      --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft    Change     Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------    ------    ----------   --------  ---------
PROPERTY OPERATING EXPENSES                          (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                          ------------                                  ------------
  Dallas                         $14,869,049     $3,518         $4.19      6.9%   $13,907,829     $3,291      $3.92
  Atlanta                         10,785,689      3,255          3.39      2.4%    10,535,616      3,179       3.32
  Austin                           5,061,978      3,324          4.66     -3.4%     5,238,012      3,439       4.82
  Houston                          2,875,015      3,813          4.12      7.4%     2,675,963      3,549       3.84
  Indianapolis                     2,633,914      2,644          3.21     -0.9%     2,658,522      2,669       3.24
  Kansas                           2,606,404      2,870          3.34      5.5%     2,471,118      2,721       3.16
  Chicago                          8,086,446      4,774          5.64      3.7%     7,800,718      4,605       5.44
                                 -----------     ------         -----    ------   -----------     ------      -----
    Total                        $46,918,495     $3,497         $4.06      3.6%   $45,287,778     $3,376      $3.92
                                 ===========     ======         =====    ======   ===========     ======      =====
Operating Efficiency                   40.6%                                            40.5%
                                 ===========                                      ===========

NOI          1998 % 1997 %                             PER MONTH                                       PER MONTH
---          ------ ------                             ---------                                      ----------
 Dallas       55.8%  57.7%       $18,770,841     $  370         $0.44    -1.1%     $18,977,834    $  374      $0.45
 Atlanta      63.4%  63.5%        18,696,527        470          0.49     1.9%      18,349,783       461       0.48
 Austin       56.3%  53.6%         6,530,001        357          0.50     8.0%       6,047,274       331       0.46
 Houston      58.4%  58.7%         4,035,467        446          0.48     6.1%       3,805,142       421       0.45
 Indianapolis 61.7%  59.8%         4,248,245       $355          0.43     7.4%       3,954,991       331       0.40
 Kansas       62.5%  64.0%         4,342,007        398          0.46    -1.1%       4,392,415       403       0.47
 Chicago      59.6%  58.6%        11,922,740        587          0.69     7.9%      11,050,493       544       0.64
              -----  -----       -----------     ------         -----    -----     -----------    ------      -----
    Total     59.4%  59.5%       $68,545,826     $  426         $0.49     3.0%     $66,577,932    $  414      $0.48
              =====  =====       ===========     ======         =====    =====     ===========    ======      =====

Operating Margin                       59.4%                                             59.5%
                                 ===========                                       ===========

CAPITAL EXPENDITURES                                 (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                  -----------                                  ------------
  Dallas                         $ 1,541,355     $  365         $0.43      7.2%    $1,437,488     $  340      $0.41
  Atlanta                            918,387        277          0.29     -3.1%       947,944        286       0.30
  Austin                             689,679        453          0.63     30.5%       528,566        347       0.49
  Houston                            107,216        142          0.15     40.0%        76,559        102       0.11
  Indianapolis                       262,993        264          0.32     35.8%       193,697        194       0.24
  Kansas                             431,478        475          0.55     72.9%       249,509        275       0.32
  Chicago                            592,450        350          0.41     87.0%       316,877        187       0.22
                                 -----------     ------         -----    ------    ----------     ------      -----
    Total                        $ 4,543,558     $  339         $0.39     21.1%    $3,750,640     $  280      $0.32
                                 ===========     ======         =====    ======    ==========     ======      =====




 AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

(Excludes all properties acquired or stabilized after 1/1/97)

                                            1/1/98-12/31/98                               1/1/97-12/31/97
                                    ---------------------------------       %      --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft    Change     Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------    ------    ----------   --------  ---------

REPAIRS AND MAINTENANCE                              (ANNUALIZED)                                  (ANNUALIZED)
-----------------------                              ------------                                  ------------
  Dallas                          $2,327,146     $  551         $0.66      9.4%    $2,127,761     $  503      $0.60
  Atlanta                          1,586,619        479          0.50      3.0%     1,540,199        465       0.48
  Austin                             770,126        506          0.71    -11.6%       871,548        572       0.80
  Houston                            244,816        325          0.35     40.6%       174,181        231       0.25
  Indianapolis                       538,943        541          0.66     -8.5%       589,329        592       0.72
  Kansas                             457,875        504          0.59     26.1%       363,079        400       0.46
  Chicago                          1,308,036        772          0.91     16.4%     1,123,803        663       0.78
                                  ----------     ------         -----     -----    ----------     ------      -----
    Total                         $7,233,562     $  539         $0.63      6.5%    $6,789,901     $  506      $0.59
                                  ==========     ======         =====     =====    ==========     ======      =====

REAL ESTATE TAXES                                    (ANNUALIZED)                                  (ANNUALIZED)
-----------------                                    ------------                                  ------------
  Dallas                         $ 4,795,939     $1,135         $1.35     11.0%   $ 4,321,023     $1,022      $1.22
  Atlanta                          2,302,482        695          0.72      8.0%     2,132,577        644       0.67
  Austin                           1,529,292      1,004          1.41      7.7%     1,420,611        933       1.31
  Houston                          1,101,791      1,461          1.58     13.9%       967,755      1,283       1.39
  Indianapolis                       523,957        526          0.64    -29.4%       742,334        745       0.90
  Kansas                             626,348        690          0.80     -5.1%       660,029        727       0.84
  Chicago                          2,700,416      1,594          1.88      3.5%     2,609,534      1,540       1.82
                                 -----------     ------         -----     -----   -----------     ------      -----
    Total                        $13,580,226     $1,012         $1.18      5.7%   $12,853,862     $  958      $1.11
                                 ===========     ======         =====     =====   ===========     ======      =====




AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION
As of December 31, 1998

                                                                                    Approximate
                                                                                      Rentable         Average
                                           Year            Year        Number          Area           Unit Size
                     Location            Acquired        Completed    of Units        (Sq Ft)          (Sq ft)
                     --------            --------        ---------    --------      -----------       ---------
WHOLLY OWNED
PROPERTIES
------------

DALLAS/FT. WORTH
----------------
AMLI:
 at Autumn Chase     Carrollton, TX          1991        1987/1996         450          374,288             832
 at Bent Tree        Dallas, TX              1997             1996         300          282,774             943
 at Bishop's Gate    West Plano, TX          1997             1997         266          292,092           1,098
 at Chase Oaks       Plano, TX               1994             1986         250          193,736             775
 at Gleneagles       Dallas, TX              1988        1987/1997         590          521,302             884
 on the Green        Ft. Worth, TX           1994        1990/1993         424          358,560             846
 at Nantucket        Dallas, TX              1988             1986         312          222,208             712
 of North Dallas     Dallas, TX         1989/1990        1985/1986       1,032          905,590             878
 on Rosemeade        Dallas, TX              1990             1987         236          205,382             870
 at Valley Ranch     Irving, TX              1990             1985         460          389,940             848
                                                                        ------        ---------         -------
  Subtotal - Dallas/Ft. Worth, TX                                        4,320        3,745,872             867
                                                                        ------        ---------         -------
ATLANTA, GA
-----------
AMLI:
 at Sope Creek       Marietta, GA                         82/83/95         695          632,393             910
 at Spring Creek     Dunwoody, GA                      85/86/87/89       1,180        1,080,560             916
 at Vinings          Atlanta, GA             1992             1985         208          229,708           1,104
 at Vinings-Phase II Atlanta, GA             1997             1985         152          144,532             951
 at West Paces       Atlanta, GA             1993             1992         337          314,707             934
 at Peachtree City   Atlanta, GA                              1998         312          305,756             980
 at Park Creek       Atlanta, GA                              1998         200          194,792             974
 at Clairmont        Atlanta, GA             1998             1988         288          229,335             796
                                                                        ------        ---------          ------
    Subtotal - Atlanta, GA                                               3,372        3,131,783             929
                                                                        ------        ---------          ------




                                                                                    Approximate
                                                                                      Rentable         Average
                                           Year            Year        Number          Area           Unit Size
                     Location            Acquired        Completed    of Units        (Sq Ft)          (Sq ft)
                     --------            --------        ---------    --------      -----------       ---------
AUSTIN, TX
----------
AMLI:
 at the Arboretum    Austin, TX              1986             1983         231          178,116             771
 in Great Hills      Austin, TX              1991             1985         344          256,892             747
 at Lantana Ridge    Austin, TX              1997             1997         354          311,808             881
 at Martha's
   Vineyard          Austin, TX              1992             1986         360          253,328             704
                                                                        ------       ----------           -----
    Subtotal - Austin, TX                                                1,289        1,000,144             776
                                                                        ------       ----------           -----
EASTERN KANSAS
--------------
AMLI:
 at Alvamar          Lawrence, KS            1994             1989         152          125,800             828
 at Centennial       Overland Park, KS       1998             1998         170          204,855           1,205
 at Crown Colony     Topeka, KS              1994             1986         156          120,984             776
 at Crown Colony II  Topeka, KS                               1997          64           51,292             801
 at Lexington Farms  Overland Park, KS       1998             1998         404          390,000             965
 at Regents Center   Overland Park, KS       1994        1991/1995         300          274,170             914
 at Regents Center
   III               Overland Park, KS                        1997         124          123,728             998
 at Sherwood         Topeka, KS              1994             1993         300          260,340             868
 at Town Center      Overland Park, KS       1997             1997         156          176,994           1,135
                                                                        ------       ----------           -----
    Subtotal - Eastern Kansas                                            1,826        1,728,163             946
                                                                        ------       ----------           -----
INDIANAPOLIS, IN
----------------
AMLI:
 at Riverbend        Indianapolis, IN   1992/1993        1983/1985         996          820,712             824
 at Conner Farms     Indianapolis, IN        1997             1993         300          324,636           1,082
 at Eagle Creek      Indianapolis, IN        1998             1996         240          215,512             898
                                                                        ------       ----------           -----
    Subtotal - Indianapolis, IN                                          1,536        1,360,860             886
                                                                        ------       ----------           -----




                                                                                    Approximate
                                                                                      Rentable         Average
                                           Year            Year        Number          Area           Unit Size
                     Location            Acquired        Completed    of Units        (Sq Ft)          (Sq ft)
                     --------            --------        ---------    --------      -----------       ---------

CHICAGO, IL
-----------
AMLI:
 at Park Sheridan    Chicago, IL             1989             1986         253          216,315             855
 at Poplar Creek     Chicago, IL             1997             1985         196          178,490             911
                                                                        ------       ----------           -----
    Subtotal - Chicago, IL                                                 449          394,805             879
                                                                        ------       ----------           -----
TOTAL WHOLLY OWNED PROPERTIES                                           12,792       11,361,627             888
                                                                        ======       ==========           =====




AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED


                                Quarter Ended                                   Year Ended
                              December 31, 1998        Quarter Ended         December 31, 1998        Year Ended
                            Average Rental Rates        Dec 31, 1998       Average Rental Rates      Dec 31, 1998
                          -------------------------         Ave.         ------------------------         Ave.
                          Per Unit      Per Sq. Ft.      Occupancy       Per Unit     Per Sq. Ft.      Occupancy
                          --------      -----------     ------------     --------     -----------    ------------
WHOLLY OWNED
PROPERTIES
------------

DALLAS/FT. WORTH
----------------
AMLI:
 at Autumn Chase               710            $0.85            92.6%          695           $0.84           94.0%
 at Bent Tree                  835             0.89            92.4%          832            0.88           93.4%
 at Bishop's Gate            1,048             0.95            92.4%        1,040            0.95           93.6%
 at Chase Oaks                 690             0.89            92.4%          679            0.88           94.4%
 at Gleneagles                 716             0.81            93.2%          719            0.81           94.6%
 on the Green                  689             0.81            91.4%          682            0.81           92.8%
 at Nantucket                  560             0.79            92.8%          556            0.78           95.6%
 of North Dallas               659             0.75            92.2%          652            0.74           93.0%
 on Rosemeade                  677             0.78            93.8%          665            0.76           94.7%
 at Valley Ranch               714             0.84            92.3%          703            0.83           95.2%
                             -----            -----            -----        -----           -----           -----
  Subtotal -
    Dallas/Ft. Worth, TX       713            $0.82            92.5%          706           $0.81           94.0%
                             -----            -----            -----        -----           -----           -----
ATLANTA, GA
-----------
AMLI:
 at Sope Creek                 696            $0.77            96.1%          691           $0.76           95.0%
 at Spring Creek               737             0.81            93.6%          723            0.79           93.1%
 at Vinings                    836             0.76            91.1%          804            0.73           93.3%
 at Vinings-Phase II           764             0.80            95.8%          746            0.78           95.9%
 at West Paces                 895             0.96            96.5%          882            0.94           96.2%
 at Peachtree City             883             0.90            93.6%          846            0.86           94.1%
 at Park Creek                 673             0.69            92.7%          664            0.68           51.0%
 at Clairmont                  786             0.99            95.1%          736            0.92           95.0%
                             -----            -----            -----        -----           -----           -----
    Subtotal -
     Atlanta, GA               766            $0.82            94.4%          747           $0.80           91.7%
                             -----            -----            -----        -----           -----           -----




                                Quarter Ended                                   Year Ended
                              December 31, 1998        Quarter Ended         December 31, 1998        Year Ended
                            Average Rental Rates        Dec 31, 1998       Average Rental Rates      Dec 31, 1998
                          -------------------------         Ave.         ------------------------         Ave.
                          Per Unit      Per Sq. Ft.      Occupancy       Per Unit     Per Sq. Ft.      Occupancy
                          --------      -----------     ------------     --------     -----------    ------------
AUSTIN, TX
----------
AMLI:
 at the Arboretum              698            $0.90            95.0%          688           $0.89           95.4%
 in Great Hills                708             0.95            94.1%          690            0.92           95.8%
 at Lantana Ridge              824             0.93            91.2%          809            0.92           91.1%
 at Martha's                   627             0.89            94.4%          611            0.87           95.6%
   Vineyard
                             -----            -----            -----        -----           -----           -----
    Subtotal - Austin, TX      715            $0.92            93.6%          700           $0.90           94.4%
                             -----            -----            -----        -----           -----           -----
EASTERN KANSAS
--------------
AMLI:
 at Alvamar                    668            $0.81            94.5%          664           $0.80           92.3%
 at Centennial                 975             0.81            90.3%          974            0.81           90.3%
 at Crown Colony               590             0.76            88.3%          579            0.75           92.1%
 at Crown Colony II            651             0.81            96.4%          641            0.80           93.0%
 at Lexington Farms            782             0.81            79.1%          782            0.81           79.1%
 at Regents Center             726             0.79            94.6%          715            0.78           93.0%
 at Regents Center III         768             0.77            91.1%          764            0.77           90.9%
 at Sherwood                   625             0.72            92.1%          626            0.72           92.4%
 at Town Center                942             0.83            94.9%          973            0.86           93.1%
                             -----            -----            -----        -----           -----           -----
    Subtotal -
      Eastern Kansas           747            $0.79            89.7%          746           $0.79           89.3%
                             -----            -----            -----        -----           -----           -----
INDIANAPOLIS, IN
----------------
AMLI:
 at Riverbend                  605            $0.73            91.4%          587           $0.71           92.6%
 at Conner Farms               790             0.73            91.1%          782            0.72           90.6%
 at Eagle Creek                753             0.84            86.0%          753            0.84           90.6%
                             -----            -----            -----        -----           -----           -----
    Subtotal -
      Indianapolis, IN         664            $0.75            90.5%          651           $0.73           91.9%
                             -----            -----            -----        -----           -----           -----




                                Quarter Ended                                   Year Ended
                              December 31, 1998        Quarter Ended         December 31, 1998        Year Ended
                            Average Rental Rates        Dec 31, 1998       Average Rental Rates      Dec 31, 1998
                          -------------------------         Ave.         ------------------------         Ave.
                          Per Unit      Per Sq. Ft.      Occupancy       Per Unit     Per Sq. Ft.      Occupancy
                          --------      -----------     ------------     --------     -----------    ------------
CHICAGO, IL
-----------
AMLI:
 at Park Sheridan              970            $1.13            96.6%          945           $1.11           97.0%
 at Poplar Creek               944             1.04            94.4%          954            1.05           94.6%
                             -----            -----            -----        -----           -----           -----
    Subtotal -
      Chicago, IL              959            $1.09            95.6%          949           $1.08           96.0%
                             -----            -----            -----        -----           -----           -----
TOTAL WHOLLY OWNED
  PROPERTIES                   735            $0.83            92.6%          724           $0.82           92.6%
                             =====            =====            =====        =====           =====           =====

AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of December 31, 1998

                                                                                    Approximate
                                                                                      Rentable         Average
                                           Year            Year        Number          Area           Unit Size
                     Location            Acquired        Completed    of Units        (Sq Ft)          (Sq ft)
                     --------            --------        ---------    --------      -----------       ---------
CO-INVESTMENT
PROPERTIES
------------

ATLANTA, GA
-----------
AMLI:
 at Pleasant Hill    Atlanta, GA                              1996         502          501,816           1,000
 at Barrett Lakes    Atlanta, GA                              1997         446          460,150           1,032
 at River Park       Atlanta, GA                              1997         222          225,892           1,018
 at Towne Creek      Gainesville, GA                          1989         150          121,722             811
 at Willeo Creek     Roswell, GA             1995             1989         242          297,302           1,229
                                                                        ------        ---------          ------
    Subtotal -
      Atlanta, GA                                                        1,562        1,606,882           1,029
                                                                        ------        ---------          ------
CHICAGO, IL
-----------
AMLI:
 at Prairie Court    Oak Park, IL                             1987         125          105,578             845
 at Windbrooke       Buffalo Grove, IL       1995             1987         236          213,160             903
 at Chevy Chase      Buffalo Grove, IL       1996             1988         592          480,676             812
 at Danada           Wheaton, IL             1997        1989/1991         600          521,500             869
 at Fox Valley       Aurora, IL                               1998         272          269,093             989
 at Willowbrook      Willowbrook, IL         1996             1987         488          418,404             857
                                                                        ------        ---------          ------
    Subtotal -
      Chicago, IL                                                        2,313        2,008,411             868
                                                                        ------        ---------          ------
EASTERN KANSAS
--------------
AMLI:
 at Regents Crest    Overland Park, KS       1997             1997         368          346,488             942
                                                                        ------        ---------          ------





                                                                                    Approximate
                                                                                      Rentable         Average
                                           Year            Year        Number          Area           Unit Size
                     Location            Acquired        Completed    of Units        (Sq Ft)          (Sq ft)
                     --------            --------        ---------    --------      -----------       ---------
DALLAS/FT. WORTH
----------------
AMLI:
 at Fossil Creek     Fort Worth, TX                           1997         384          384,358           1,001
 on Timberglen       Dallas, TX              1990             1985         260          201,198             774
 at Verandah         Arlington, TX           1997        1986/1991         538          394,504             733
                                                                        ------       ----------          ------
    Subtotal -
     Dallas/Ft. Worth                                                    1,182          980,060             829
                                                                        ------       ----------          ------
AUSTIN, TX
----------
AMLI:
 at Park Place       Austin, TX              1994             1985         588          397,968             677
                                                                        ------       ----------          ------

HOUSTON, TX
-----------
AMLI:
 at Champions
  Centre             Houston, TX             1994             1994         192          164,480             857
 at Champions
  Park               Houston, TX             1994             1991         246          221,646             901
 at Greenwood
  Forest             Houston, TX             1995             1995         316          310,844             984
                                                                        ------       ----------          ------
                                                                           754          696,970             924
                                                                        ------       ----------          ------
TOTAL CO-INVESTMENT
 PROPERTIES                                                              6,767        6,036,779             892
                                                                        ======       ==========          ======

TOTAL WHOLLY OWNED AND
 CO-INVESTMENT
 PROPERTIES                                                             19,559       17,398,406             890
                                                                        ======       ==========          ======



AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of December 31, 1998

                                Quarter Ended                                   Year Ended
                              December 31, 1998        Quarter Ended         December 31, 1998        Year Ended
                            Average Rental Rates        Dec 31, 1998       Average Rental Rates      Dec 31, 1998
                          -------------------------         Ave.         ------------------------         Ave.
                          Per Unit      Per Sq. Ft.      Occupancy       Per Unit     Per Sq. Ft.      Occupancy
                          --------      -----------     ------------     --------     -----------    ------------
CO-INVESTMENT
PROPERTIES
------------

ATLANTA, GA
-----------
AMLI:
 at Pleasant Hill              803            $0.80            93.9%          797           $0.80           92.8%
 at Barrett Lakes              853             0.83            92.5%          842            0.82           93.5%
 at River Park                 872             0.86            95.2%          855            0.84           94.9%
 at Towne Creek                613             0.76            85.1%          617            0.76           90.0%
 at Willeo Creek               836             0.68            91.2%          821            0.67           92.9%
                            ------            -----           ------       ------           -----          ------
    Subtotal -
      Atlanta, GA              814            $0.79            92.4%          805           $0.78           93.1%
                            ------            -----           ------       ------           -----          ------
CHICAGO, IL
-----------
AMLI:
 at Prarie Court             1,099            $1.30            93.6%        1,080           $1.28           95.7%
 at Windbrooke                 990             1.10            98.2%          975            1.08           97.8%
 at Chevy Chase                980             1.21            95.2%          956            1.18           95.9%
 at Danada                     932             1.07            94.5%          920            1.06           94.8%
 at Fox Valley                 967             0.98            88.4%          934            0.94           76.3%
 at Willowbrook                964             1.12            95.5%          934            1.09           95.1%
                            ------            -----           ------       ------           -----          ------
    Subtotal -
      Chicago, IL              970            $1.12            94.5%          948           $1.09           93.3%
                            ------            -----           ------       ------           -----          ------
EASTERN KANSAS
--------------
AMLI:
 at Regents Crest              763            $0.81            94.7%          738           $0.78           94.1%
                            ------            -----           ------       ------           -----          ------





                                Quarter Ended                                   Year Ended
                              December 31, 1998        Quarter Ended         December 31, 1998        Year Ended
                            Average Rental Rates        Dec 31, 1998       Average Rental Rates      Dec 31, 1998
                          -------------------------         Ave.         ------------------------         Ave.
                          Per Unit      Per Sq. Ft.      Occupancy       Per Unit     Per Sq. Ft.      Occupancy
                          --------      -----------     ------------     --------     -----------    ------------
DALLAS/FT. WORTH
----------------
AMLI:
 at Fossil Creek               826             0.83            88.5%          788           $0.79           72.0%
 on Timberglen                 618             0.80            94.0%          636            0.82           94.9%
 at Verandah                   666             0.91            94.9%          670            0.91           95.1%
                            ------            -----           ------       ------           -----          ------
    Subtotal -
     Dallas/Ft. Worth          708             0.85            92.7%          701           $0.85           87.6%
                            ------            -----           ------       ------           -----          ------
AUSTIN, TX
----------
AMLI:
 at Park Place                 599            $0.88            95.1%          588           $0.87           95.3%
                            ------            -----           ------       ------           -----          ------

HOUSTON, TX
-----------
AMLI:
 at Champions Centre           757            $0.88            93.6%          747           $0.87           95.3%
 at Champions Park             744             0.83            94.9%          728            0.81           96.0%
 at Greenwood Forest           792             0.81            95.2%          780            0.79           94.9%
                            ------            -----           ------       ------           -----          ------
   Subtotal -
    Houston, TX                768            $0.83            94.7%          755           $0.82           95.4%
                            ------            -----           ------       ------           -----          ------
TOTAL CO-INVESTMENT
 PROPERTIES                    822            $0.92            93.8%          808           $0.91           92.7%
                            ======            =====           ======       ======           =====          ======

TOTAL WHOLLY OWNED AND
 CO-INVESTMENT
 PROPERTIES                    765            $0.86            93.0%          753           $0.85           92.6%
                            ======            =====           ======       ======           =====          ======



AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA
Unaudited - Dollars in thousands except per share data

                                WHOLLY-OWNED             CO-INVESTMENTS AT 100%               COMBINED AT 100%
                      -----------------------------   -----------------------------    -----------------------------
                          Year Ended December 31,       Year Ended December 31,           Year Ended December 31,
                      -----------------------------   -----------------------------    -----------------------------
                                                %                               %                                %
                        1998      1997       Change     1998       1997      Change     1998       1997       Change
                       -------   -------    -------   --------    -------   -------    -------    -------    -------
PROPERTY REVENUES
-----------------
RENTAL INCOME
-------------
 Same Store
  Communities (1)      $73,223    71,435       2.5%     34,243     33,003      3.8%    109,268    106,204       2.9%
 New Communities (2)     3,206     1,813      76.8%      6,355      3,469     83.2%      9,562      5,282      81.0%
 Development
  and/or Lease-up
  Communities (3)        4,923       596     725.8%      9,967      1,166    754.6%     14,889      1,762     744.8%
 Acquisition
  Communities (4)       18,561     2,764     571.5%     13,403      8,242     62.6%     31,965     11,006     190.4%
 Communities Sold/
  Contributed to
  Ventures (5)           1,978     3,871     -48.9%         71                           2,049      3,871     -47.1%
                      --------   -------     ------   --------    -------    ------   --------    -------     ------
    Total             $101,892    80,479      26.6%     64,039     45,879     39.6%    167,732    128,125      30.9%
                      ========   =======     ======   ========   ========    ======   ========    =======     ======
OTHER REVENUES
--------------
 Same Store
  Communities         $  4,283     3,874      10.5%      1,826      1,714      6.5%      6,196      5,662       9.4%
 New Communities           163       111      46.7%        351        198     77.1%        515        310      66.2%
 Development
  and/or Lease-up
  Communities              369        68     440.9%        867        158    447.8%      1,235        226     445.7%
 Acquisition
  Communities              988        96     926.6%        928        539     72.3%      1,917        635     201.9%
 Communities Sold/
  Contributed to
  Ventures                 134       189     -29.0%                                        134        189     -29.0%
                      --------   -------     ------   --------    -------    ------   --------    -------     ------
    Total             $  5,937     4,339      36.8%      3,972      2,610     52.2%      9,997      7,022      42.4%
                      ========   =======     ======   ========   ========    ======   ========    =======     ======




AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - CONTINUED
Unaudited - Dollars in thousands except per share data


                                WHOLLY-OWNED             CO-INVESTMENTS AT 100%               COMBINED AT 100%
                      -----------------------------   -----------------------------    -----------------------------
                          Year Ended December 31,       Year Ended December 31,           Year Ended December 31,
                      -----------------------------   -----------------------------    -----------------------------
                                                %                               %                                %
                        1998      1997       Change     1998       1997      Change     1998       1997       Change
                       -------   -------    -------   --------    -------   -------    -------    -------    -------
TOTAL PROPERTY
REVENUES
--------------
 Same Store
  Communities         $ 77,506    75,309       2.9%     36,069     34,717      3.9%    115,464    111,866       3.2%
 New Communities         3,370     1,924      75.1%      6,707      3,667     82.9%     10,076      5,591      80.2%
 Development
  and/or Lease-up
  Communities            5,291       664     696.6%     10,834      1,325    717.9%     16,125      1,989     710.8%
 Acquisition
  Communities           19,549     2,860     583.4%     14,331      8,781     63.2%     33,881     11,641     191.0%
 Communities Sold/
  Contributed to
  Ventures               2,112     4,060     -48.0%         71       --                  2,183      4,060     -46.2%
                      --------   -------     ------   --------    -------    ------   --------    -------     ------
    Total             $107,828    84,818      27.1%     68,011     48,489     40.3%    177,730    135,147      31.5%
                      ========   =======     ======   ========   ========    ======   ========    =======     ======

TOTAL OPERATING
EXPENSES
---------------
 Same Store
  Communities         $ 31,681    30,538       3.7%     14,347     13,875      3.4%     46,918     45,288       3.6%
 New Communities         1,183     1,027      15.2%      2,137      1,600     33.6%      3,321      2,627      26.4%
 Development
  and/or Lease-up
  Communities            1,906       336     467.5%      5,051        998    406.4%      6,958      1,333     421.8%
 Acquisition
  Communities            7,524       995     656.3%      5,767      3,392     70.0%     13,291      4,387     203.0%
 Communities Sold/
  Contributed to
  Ventures               1,298     2,048     -36.6%         25                           1,323      2,048     -35.4%
                      --------   -------     ------   --------    -------    ------   --------    -------     ------
    Total             $ 43,593    34,943      24.8%     27,328     19,864     37.6%     71,811     55,682      29.0%
                      ========   =======     ======   ========   ========    ======   ========    =======     ======





AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - CONTINUED
Unaudited - Dollars in thousands except per share data


                                WHOLLY-OWNED             CO-INVESTMENTS AT 100%               COMBINED AT 100%
                      -----------------------------   -----------------------------    -----------------------------
                          Year Ended December 31,       Year Ended December 31,           Year Ended December 31,
                      -----------------------------   -----------------------------    -----------------------------
                                                %                               %                                %
                        1998      1997       Change     1998       1997      Change     1998       1997       Change
                       -------   -------    -------   --------    -------   -------    -------    -------    -------
PROPERTY EBITDA
---------------
 Same Store
  Communities         $ 45,825    44,771       2.4%     21,722     20,842      4.2%     68,546     66,578       3.0%
 New Communities         2,186       897     143.6%      4,569      2,067    121.0%      6,755      2,964     127.9%
 Development
  and/or Lease-Up
  Communities            3,385       328     930.9%      5,782        327   1668.3%      9,167        655    1298.8%
 Acquisition
  Communities           12,026     1,866     544.6%      8,564      5,390     58.9%     20,590      7,255     183.8%
 Communities Sold/
  Contributed to
  Ventures                 814     2,012     -59.6%         46                             860      2,012     -57.3%
                      --------   -------     ------   --------    -------    ------   --------    -------     ------
    Total             $ 64,236    49,875      28.8%     40,684     28,626     42.1%    105,918     79,465      33.3%
                      ========   =======     ======   ========   ========    ======   ========    =======     ======
Company's share of
Co-investment EBITDA
(incl. share of cash
flow in excess of
ownership %)                                            11,153      7,491     48.9%     11,153      7,491      48.9%
                                                      ========   ========    ======   ========    =======     ======

Percent of Co-investment
EBITDA                                                     27%        26%                  11%         9%
                                                      ========   ========             ========    =======

  (1)   Stabilized Communities at 1/1/97.
  (2)   Development Communities stabilized after 1/1/97 but before 1/1/98.
  (3)   Development Communities not yet stabilized.
  (4)   Stabilized Communities acquired after 1/1/97.
  (5)   Communities sold or contributed to co-investment ventures.


                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                                DEVELOPMENT ACTIVITIES
                                                  FOURTH QUARTER 1998

UNDER CONSTRUCTION AND/OR IN INITIAL LEASE UP

                                                   Construc-                                     Percent      Percent
                    Number              Percent      tion       First                 Stabili-   Construc-    Leased
                     of        Costs     Owner-      Start      Units    Completion   zation       tion       as of
Community Name      Units   (millions)    ship       Date      Occupied    Date        Date       Complete    1/24/99
--------------     -------  ----------  -------    ---------   --------  ----------   --------   ---------   ---------

ATLANTA,
GEORGIA
-------

AMLI at:
 Killian Creek         216       $13.9     100%        4Q/97      4Q/98       2Q/99      3Q/99         74%         24%
 (formerly
 Killian Farms)
 Northwinds*           800       $54.4      35%        3Q/96      3Q/97       3Q/99      2Q/00         81%         71%

DALLAS/FORT WORTH,
TEXAS
------------------
AMLI at:
 Deerfield             240       $17.5      25%        4Q/97      1Q/99       3Q/99      1Q/00         42%          4%
 Autumn Chase III      240       $14.2     100%        3Q/96      4Q/97       3Q/98      1Q/99        100%         92%
 on the Parkway        240       $16.2      25%        1Q/97      2Q/98       4Q/98      1Q/99        100%         93%
 at Bent Tree II       200       $14.2     100%        4Q/98      4Q/99       1Q/00      3Q/00          1%         n/a

AUSTIN, TEXAS
-------------
AMLI at:
 Wells Branch          576       $35.1      25%        1Q/97      1Q/98       1Q/99      4Q/99         95%         79%
 Monterey Oaks         430       $30.9     100%        4Q/98      4Q/99       3Q/00      3Q/01          1%         n/a

CHICAGO (METRO),
ILLINOIS
----------------
AMLI at:
 Oakhurst North        464       $44.3      25%        1Q/97      2Q/98       3Q/99      2Q/00         91%         43%
 at St. Charles        400       $41.9     100%        3Q/98      3Q/99       2Q/00      2Q/01          6%         n/a





                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                          DEVELOPMENT ACTIVITIES - CONTINUED

UNDER CONSTRUCTION AND/OR IN INITIAL LEASE UP

                                                   Construc-                                     Percent      Percent
                    Number              Percent      tion       First                 Stabili-   Construc-    Leased
                     of        Costs     Owner-      Start      Units    Completion   zation       tion       as of
Community Name      Units   (millions)    ship       Date      Occupied    Date        Date       Complete    1/24/99
--------------     -------  ----------  -------    ---------   --------  ----------   --------   ---------   ---------
OVERLAND PARK,
KANSAS
--------------
AMLI at:
 Wynnewood Farms       232       $17.6      25%        2Q/98      3Q/99       1Q/00      3Q/00          4%         n/a
 Regents Crest II      108        $7.8      25%        2Q/98      3Q/99       4Q/99      1Q/00          8%         n/a
 Creekside             224       $16.2      25%        2Q/98      4Q/99       2Q/00      3Q/00          3%         n/a

INDIANAPOLIS,
INDIANA
-------------
AMLI at:
 Lake Clearwater       216       $16.7      25%        3Q/98      3Q/99       1Q/00      3Q/00          9%         n/a
 Castle Creek          276       $20.7      40%        3Q/98      4Q/99       2Q/00      4Q/00          3%         n/a
                     -----      ------
  TOTAL              4,862      $361.6
                     =====      ======

   * Percent leased is based on the combined 800 units of both phases.

     All the above properties other than Killian Creek, Bent Tree II, and Autumn Chase III are being developed, or are anticipated to be developed as co-investments.


                      AMLI RESIDENTIAL PROPERTIES TRUST
                     DEVELOPMENT ACTIVITIES - CONTINUED

PLANNING STAGES
---------------
                    Number
                      of
Community Name       Units
--------------      ------

ATLANTA,
 GEORGIA
--------
AMLI at:
 Park Bridge           352

INDIANAPOLIS,
 INDIANA
------------
AMLI at:
 Prairie Lakes         228
 Prarie Lakes
  (phases II-VI)     1,100

DALLAS/FORT WORTH,
TEXAS
------------------
AMLI at
 Mesa Ridge
 (Fossil Creek II)     520
Fossil Lake            324

HOUSTON, TEXAS
--------------
AMLI at:
 King's Harbour        300
 Champions II          288

LEE'S SUMMIT
MISSOURI
------------
AMLI at
 Lee's Summit          410

--------------------

     The following is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. The projections contained in the table above that are not historical facts are forward-looking statements. Risks associated with the Company's development, construction and lease-up activities, which could impact the forward-looking statements may include: development opportunities may be abandoned; construction costs of a community may exceed original estimates, possibly making the community uneconomical; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; estimates of the costs of improvements to bring an acquired property up to the standards established for the market position intended for that property may prove inaccurate.